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Summary Prospectus
GENWORTH EATON VANCE LARGE CAP VALUE FUND

April 30, 2011	Class: Institutional	Service

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://hosted.rightprospectus.com/GVIT.  You can also get this information at no cost by calling 1-800-352-9910 or by sending an e-mail request to vaposservicingteam@genworth.com, or by contacting your financial intermediary.

Investment Objective
Genworth Eaton Vance Large Cap Value Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund for your variable annuity contract (“variable contract”) or qualified retirement plan (“qualified plan”) account. The table does not reflect any fees or charges imposed in connection with your variable contract or qualified plan account.  If such fees or charges were included, the overall expenses would be higher.

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	N/A	N/A
Short-Term Trading Fee (deducted from amount redeemed or exchanged)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.60%	0.37%
Administrative Service Fees	0.25%	None
All Other Expenses	0.35%	0.37%
Total Annual Fund Operating Expenses	1.35%	0.87%
Amount of Fee Waiver and/or Expense Assumption1	(0.18)%	(0.20)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.17%	0.67%
1
Genworth Financial Wealth Management, Inc. has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.65% of average daily net assets.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board of Trustees consents to an earlier revision or termination.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example, however, does not include charges that are imposed in connection with your variable contract or qualified plan account.  If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$119	$410	$722	$1,608
Institutional Shares	$68	$258	$463	$1,054

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.   During the most recent fiscal year, the Fund’s portfolio turnover rate was 49.96% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests primarily in value stocks of large-cap companies.  Value stocks are common stocks that, in the opinion of the subadvisor, are inexpensive or undervalued relative to the overall stock market.  Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large-cap companies.  The Fund generally considers large-cap companies to be those companies having market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.  As of February 28, 2011, the market capitalization of the largest company in the Russell 1000® Value Index was approximately $431 billion, and the market capitalization of the smallest company in the index was approximately $204 million.

The Fund typically invests in dividend-paying stocks.  The Fund also may invest a portion of its assets in real estate investment trusts, fixed income securities, high yield bonds (commonly referred to as “junk bonds”) and/or convertible securities that are, at the time of investment, rated Baa or lower by Moody’s, or BBB or lower by S&P.  The Fund may also invest in non-income producing stocks.

Investment decisions are made primarily on the basis of fundamental research.  The subadvisor may consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of a company’s net value when selecting securities.  The subadvisor may sell a security when the subadvisor’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.

The Fund’s holdings will typically represent a number of different sectors and industries, and less than 25% of the Fund’s total assets will be invested in any single industry.  The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries.  As an alternative to holding foreign securities directly, the Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks).  Such investments are not subject to the Fund’s 25% limitation on investing in foreign securities.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:

Market Risk - The risk that one or more of the markets in which the Fund invests will go down in value.

Selection Risk - The risk that the Fund’s subadvisor may select securities that underperform the stock market, underperform the Fund’s benchmark or underperform other funds with similar investment objectives and strategies.

Value Investment Risk - The risk that the Fund’s investments in value style securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  The Fund’s investments in value style securities, at times, may not perform as well as growth style securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Fund’s subadvisor believes are their full value.

Foreign Securities Risk - The Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities.  Foreign investments involve some of the following risks as well: (i) political and economic instability; (ii) the impact of currency exchange rate fluctuations; (iii) reduced information about issuers; (iv) higher transaction costs; (v) less stringent regulatory and accounting standards; and (vi) delayed settlement.  The Fund may obtain exposure to a foreign issuer through a depository receipt, which is generally a U.S. security that is subject to many of the risks associated with investing directly in foreign securities, including political and economic risks.

Emerging Markets Risk - The risks that apply to the Fund’s investments in foreign securities are typically much greater for investments in emerging markets.  Investments in emerging countries are riskier because the securities markets are generally less developed, may develop unevenly or may never fully develop.

Credit Risk - The risk that an issuer or guarantor of a fixed income security or convertible security, or the counterparty to a derivatives or other contract, will be unable or unwilling to pay principal, interest or other payments when due.  To the extent that the Fund invests in lower-rated fixed income securities, these risks may be magnified.

Interest Rate Risk - The risk that when interest rates increase, certain fixed income securities and convertible securities held by the Fund may decline in value.

Real Estate Investment Trust Risk - The risk that the value of REIT shares may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself.

Risks of Large Shareholder Redemptions - The Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund are mutual funds that invest in other mutual funds and may from time to time invest in and own or control a significant percentage of the Fund’s Institutional Shares.  Redemptions by these funds of their holdings in the Fund may impact the Fund’s liquidity and net asset value.

Performance
The performance information below provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Service Shares. The performance table shows how the Fund’s returns compare with those of one or more broad measures of market performance.  The performance for the Institutional Shares would differ only to the extent that the Institutional Shares have different expenses than the Service Shares.  The performance figures do not reflect the fees and charges of your variable contract or qualified plan account.  If these fees and charges had been reflected, the performance shown would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Annual Total Returns – Service Shares

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

 Best Quarterly Returns: 14.95%  3rd Quarter 2009
 Worst Quarterly Returns: -14.26%  1st Quarter 2009

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	Since Inception
Service Shares (inception date 9/4/2008)	9.15%	(0.95)%
Institutional Shares (inception date 12/9/2009)	9.72%	11.13%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes) (since 9/4/2008)	15.51%	1.01%

Management

Investment Advisor and Subadvisor
Genworth Financial Wealth Management, Inc. is the investment advisor for the Fund.  Eaton Vance Management (“Eaton Vance”) is the subadvisor for the Fund.

Portfolio Managers
A team of portfolio managers led by Michael Mach, CFA, is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Mach is a Vice President of Eaton Vance.  The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski.  Mr. Beaudry has been managing other Eaton Vance portfolios since July 2006.  Mr. Crowley is a Vice President of Eaton Vance and has served as a portfolio manager to other Eaton Vance portfolios for more than five years. Mr. Kaszynski is a Vice President of Eaton Vance and has served as a portfolio manager to other Eaton Vance portfolios since September 2008. Each member of this team has served as a portfolio manager to the Fund since its inception.

Purchase and Sale of Fund Shares
Shares of the Fund are not sold directly to the public.  The Fund offers its Service Shares to variable annuity separate accounts of insurance companies, including affiliates of Genworth, as investment options for certain variable contracts.  The separate accounts purchase Service Shares of the Fund in accordance with account allocation instructions received from owners of the variable contracts. The Institutional Shares are offered to certain qualified plans and other institutional investors, including Genworth Financial, Inc. or its affiliates.

Please check with your insurance company or qualified plan provider to determine if the Fund is available under your variable contract or qualified plan. This prospectus should be read in conjunction with your specific variable contract prospectus or the governing documents of your qualified plan.

Shareholders may sell (redeem) their Fund shares by following the procedures established when they opened their account or accounts.  The sale price of each Fund share will be the next NAV determined after the Fund (or authorized intermediary) receives a request to sell or redeem the applicable Fund shares.  Normally, the Fund will pay for redeemed Fund shares on the next business day after receiving the request, but it could take as long as seven days.  The value of the Fund shares redeemed may be more or less than their original purchase price depending upon the market value of the Fund’s investments at the time of the redemption.

Because variable contracts and qualified plans may have different provisions with respect to the timing and method of redemptions, variable contract owners and participants in qualified plans should contact their insurance company or qualified plan provider directly for details concerning these transactions.

Tax Information
The dividends and distributions paid by the Fund will consist of ordinary income, capital gains, or some combination of both.  Generally, the owners of variable contracts and participants in qualified plans are not taxed currently on such income or gains unless the income or gain is distributed to the variable contract owner or plan participant.  When such income is distributed, it will be taxable at ordinary income tax rates.  In addition, distributions made to a variable contract owner or plan participant who is younger than 59 1/2 may be subject to a 10% penalty tax.

Owners of variable contracts and participants in qualified plans should ask their own tax advisors for more information on their own tax situation and the income tax treatment of distributions from their variable contract or qualified plan, including possible state or local taxes.

Payments to Insurance Companies or Other Financial Intermediaries
If you purchase Fund shares through an insurance company or other financial intermediary, the Fund and the Fund’s distributor or its related companies will pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.